Z-SEVEN FUND, INC.

PROSPECTUS

August 1, 2007

1-877-600-9797

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of the information in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY

Investment Objective

Principal Investment Strategies

Principal Risks

PERFORMANCE

FEES AND EXPENSES

Shareholder Fees

Annual Fund Operating Expenses

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

MANAGEMENT OF THE FUND

Investment Adviser

Portfolio Manager

NET ASSET VALUE

HOW TO PURCHASE SHARES

REDEMPTIONS

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

MARKET TIMING

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

FINANCIAL HIGHLIGHTS

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes Z-Seven Fund, Inc., a non-diversified, open-end management investment company organized as a Maryland corporation (the “Fund”).  From 1983 to 2007 the Fund was registered as a closed-end management investment company.  Top Fund Management Inc. (the “Adviser”) is the Fund’s investment adviser.  This section briefly describes the investment objective, principal investment strategies, and principal risks of the Fund. This Fund is intended for shareholders willing to assume greater risk of loss for potentially greater increases in the value of their investment.

Investment Objective

The investment objective of the Fund is long-term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund will invest, under normal market conditions, at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers. The scarcity of value opportunities meeting the Fund’s investment criteria, as outlined below, or the existence of certain risk factors, may, from time to time, cause the Adviser to adopt a temporary defensive position for the Fund, during which the Fund may invest less than 80%, of its assets as outlined in the previous sentence. The Fund invests in companies of all capitalizations, including Large, Mid, Small and Micro-cap stocks. Many of such securities are likely to have a limited trading volume. At times, a significant portion of the portfolio may be invested in a single security, or several securities of a single issuer, however, the Fund will not invest more than 25% of its assets in a single issuer.

The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers.  The Fund, generally, will purchase foreign securities which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investment determinations will be made by the Adviser’s analysis of potential equity investments in respect of seven criteria developed over the past two decades by Mr. Barry Ziskin (the “Portfolio Manager”), the Fund’s sole portfolio manager and the owner of the Adviser.  Quarterly, the Adviser screens more than 11,000 publicly-held companies, in an attempt to find investments that have the potential to offer quality, growth and value.  The following seven criteria will be adhered to in selecting securities for inclusion in the Fund’s portfolio:

1.

Consistency: At least 10% growth in adjusted pretax income in each of the six most recent years.

2.

Magnitude: Adjusted pretax income, exclusive of acquisitions and divestitures, must have grown at an annual compounded rate of at least 20% for the most recent six-year period.

3.

Working Capital: One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price). “Current ratio” means current assets dividend by current liabilities. “Quick asset ratio” means current assets exclusive of inventories divided by current liabilities. “Working capital” means current assets less current liabilities.

4.

Corporate Liability: Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months cash flow. “Cash flow” means net income plus depreciation and depletion, i.e., the difference between sales and all expenses (including taxes) other than depreciation and depletion.

5.

Accounting Procedures: Companies must not defer operating expenses or prematurely realize revenues and must have an auditors report on financial statements that is unqualified in all material respects.

6.

Owner Diversification: Aggregate reported investment company ownership (excluding the Fund) must account for less than 10% of total shares outstanding.

7.

Price/Earnings Multiple: Shares must sell for less than 10 times earnings per share for the current fiscal year, as estimated by the Adviser.

The criteria are applied to financial data that is generally available to the public for the companies screened. This information may be supplemented by interviews with corporate management and industry sources.  At times, when the Adviser determines there to be a scarcity of investment candidates within the developed world meeting the above criteria, the Adviser may seek temporary, short-term investments, and the value of equities in the Fund’s portfolio may be less than 80% of net assets. As a result, this may impact the Fund’s performance. Mr. Ziskin may in the future refine or modify any of the seven criteria set forth above for this Fund or for the purpose of introducing a new fund that will be part of the Fund’s family of funds.  No such fund family exists at this time.

If an issuer whose securities are held in the Fund’s portfolio fails to continue to meet any of the criteria, the Fund will make no additional purchases of such issuer’s securities until it re-qualifies. In addition, unless the failed criterion is the price/earnings multiple, the Fund will seek to liquidate its holdings of the securities of the disqualified issuer in a manner intended to realize, in the opinion of the Adviser, fair prices for such securities. This may involve the immediate disposition of all or a portion of such securities in some cases. In other cases, or with respect to those securities not immediately sold, the Fund may continue to hold such securities for extended periods of time until the Adviser deems it appropriate to effect the sales thereof. However, in the event that a report, which is qualified in any material respect, is issued on the financial statements of an issuer the securities which are included in the Fund’s portfolio, the Fund will attempt to liquidate such holdings immediately.

Because some of the securities selected for inclusion in the portfolio are likely to have a limited trading volume, it may be difficult to liquidate the portfolio in a rapid and orderly fashion in a falling market, resulting in the realization of lower prices than might otherwise be obtained if the stocks were heavily traded.  The Fund may hold thinly-traded securities but will hold no more than 15% of its assets in illiquid securities.

The 80% investment restriction noted above is non-fundamental and may be changed upon 60 days’ written notice to shareholders.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.

o

Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o

Market Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

o

Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

o

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s products or services. Therefore, the value of an individual security can be more volatile, and can perform differently, than the market as a whole. In addition, the price of an individual issuer's securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

o

Manager Risk. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect.  If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so.  This could prevent the Fund from achieving its investment objective.

o

Micro-Cap Risk. Certain of the securities in which the Fund invests may be issued by micro-cap companies. Micro-cap companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established.  The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies.  Further, these securities tend to trade at a lower volume than do those of larger, more established companies.  If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

o

Small- and Medium-Size Company Risks.  The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies.  Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies.  As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

o

Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may sell a stock and drive down its price, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o

Value Stock Risk. Value stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

o

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

o

ADR Risk. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

PERFORMANCE

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Please remember that the Fund’s past performance is not an indication of future performance. The Fund may perform better or worse in the future.  The Fund performance stated below is during the Fund’s existence as a closed-end investment company.  Closed-end fund performance typically is calculated based on market price, as reflected in the financial highlights table at the end of this prospectus; however, the performance in the table below has been calculated based on net asset value, as required for open-end funds.  The Fund is converting to an open-end fund as of the date of this prospectus.

The performance of the closed-end investment company stated below would have been lower if the current fees and expenses of the open-end fund were applied.

During the periods shown in the bar chart, the Fund’s best quarterly performance was 19.79% (quarter ended June 30, 2003) and its lowest quarterly performance was -22.58% (quarter ended March 31, 2001).

1997 14.75%	2002 -3.51%
1998 7.34%	2003 20.39%
1999 -2.43%	2004 12.30%
2000 -7.22%	2005 6.02%
2001 -34.53%	2006 10.55%

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2006)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION*
Z-Seven Fund, Inc.
Return before taxes	10.55%	8.86%	1.11%	5.44%
Return after taxes on distributions (1)	10.38%	8.76%	-0.18%	3.98%
Return after taxes on distributions and sale of Fund shares (1)	6.97%	7.65%	0.17%	3.93%
S&P 500 Index (2)	13.62%	4.32%	6.71%	9.81%

(1)

The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2)

The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Indexes are not managed and their returns do not include any fees or expenses.  Such costs would lower performance.  It is not possible to invest directly in an Index.

*

The Fund commenced operations on December 29, 1983

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees(2)	1.25%
Distribution (12b-1) and/or Shareholder Servicing Fees	0.25%
Other Expenses (3)	1.75%

Total Annual Fund Operating Expenses (4)	3.25%

____________

(1)

The Fund charges a redemption fee of 2.00% applicable to redemptions of shares of the Fund within the first twelve months after they are purchased. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions. There is a $15 wire transaction fee for redemptions made by wire.

(2)

The management fee may vary from the above amount by a quarterly bonus or penalty, as further described under “MANAGEMENT OF THE FUND,” below.  In any year, this can increase Fund expenses by an additional 3.00% of Fund assets in excess of the expense cap, or can decrease expenses by as much as 3.00% (0.75% on a quarterly basis).  If the Adviser outperforms the benchmark, the Adviser will, generally speaking, keep as a bonus, one thirtieth of the increase in NAV due to outperformance of the benchmark.  However, it is possible that the Adviser may see an increase even when Fund performance is negative, where Fund performance is less negative than that of the Benchmark.  Such bonus or penalty amounts are excluded from the expense limitation of the Fund described below under footnote (4).

(3)

These expenses, which include administration, custody, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year. Note that expenses related to the open-ending of the Fund, which are not expected to continue upon completion of the open-ending process, are not reflected in the table.

(4)

The Adviser has entered into an Expense Limitation Agreement with the Fund whereby the Adviser reimburses the Fund to the extent that the Fund’s aggregate annual expenses (including the advisory fee but excluding bonus or penalty payments, interest, taxes, brokerage commissions, dividends on short sales, extraordinary or non-recurring expenses and expenses related to litigation or indemnification of officers and directors and, as interpreted by the Fund’s Board of Directors, open-ending expenses) exceeds 3.50% of the Fund’s average daily net assets up to $20,000,000 plus 1.50% of average daily net assets in excess of $20,000,000, subject to certain exceptions. For the fiscal year ended December 31, 2006, there were no reimbursements under the Agreement and the Fund’s net expenses subject to the Expense Limitation Agreement were approximately 3% of average net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$328	$1,001	$1,698	$3,549

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund seeks to achieve its investment objective, long-term capital appreciation, by investing primarily in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers selected as described above under the heading “Principal Investment Strategies.”

Although common stocks and securities convertible into common stocks are the Fund’s primary investments, the Fund may invest in the types of securities and employ the types of investment strategies described below.  In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund’s Statement of Additional Information (“SAI”). Additional information about these investments and the special risk factors that apply to them can be found under the title “Principal Risks” and in the SAI.

Foreign Currency Contracts: The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations.  To this extent, the Fund engages in transactions using forward currency exchange contracts.  Because there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

Derivatives:  The Fund may use derivative instruments, including futures, options, forward contracts and swaps.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated.  Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily.  Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.  Derivatives involve special risks, which are discussed below under Principal Risks.

Options:  The Fund may write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price.  A call option is covered if the Fund (a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.  Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

Net gains from the Fund’s option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.

In addition, the Fund may purchase call options that are not “covered” to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists.  Securities may also be sold when the Adviser believes the security has reached its appreciation potential, or when a company’s fundamentals are deteriorating.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees.

Additional Risks

The following provides additional information on the risks of investing in the Fund:

o

Forward Currency Contracts. A Fund’s participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. Generally, such contracts may increase a fund’s volatility and may involve a significant risk.  However, the Adviser intends to use the contracts primarily for hedging purposes in an attempt to reduce risk for the Fund.

o

 Certain Investment Techniques and Derivatives Risk. When the Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.

       Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including:  (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

o

Leverage.  The Fund may engage in “leverage” by borrowing from banks up to 25% of the value of its assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the borrower including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the Fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the Fund's performance only if it exceeds the Fund's leverage related costs. These investments will reduce the Fund's performance if the amount of their income and appreciation is less than the Fund's leverage related costs. Further, if the investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The Fund might have to liquidate securities to cover its leverage related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets may be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage.

o

Additional Options Risk.  Covered call options, such as those written by the Fund, may enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund’s losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times.  Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates.  For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the “Tax Status, Dividends and Distributions” section of this Prospectus.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

Investment Adviser

TOP Fund Management, Inc., located at 1819 S. Dobson Road, Suite 207, Mesa, Arizona 85202, serves as investment adviser to the Fund.  Subject to the authority of the Board of Directors, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, polices and restrictions. The Adviser is a wholly-owned subsidiary of Ziskin Asset Management, Inc. a registered investment adviser founded in 1975, which manages accounts for various individuals and institutions on a discretionary basis. As of February 28, 2007, the accounts of the Adviser and its parent had an aggregate market value of approximately $12.5 million, of which roughly $11.63 million is attributable to the Fund and $859,145 is attributable to 2 separately managed accounts.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser, on a quarterly basis, a management fee (“Management Fee”) of .3125% of the average daily net assets of the Fund during such calendar quarter, determined on the last day of such calendar quarter. In addition to the Management Fee, the Fund shall pay to the Adviser a bonus or the Adviser shall pay to the Fund a penalty, in each case on a quarterly basis, depending upon the Fund’s performance relative to the Standard & Poor’s Index of 500 Composite Stocks (“Index”). The quarterly bonus or penalty, if any, shall be calculated and paid as follows:

(a) The net asset value of the Fund at the beginning of the fourth full calendar quarter preceding the date of determination (the “Beginning NAV”) shall be subtracted from the sum of the net asset value of the Fund at the end of the calendar quarter immediately preceding the date of determination plus the value of any distributions made by the Fund to its shareholders during any of the four calendar quarters that are the subject of the determination. The difference shall be divided by the Beginning NAV and the quotient shall be expressed as a percentage (hereinafter called the “Net Asset Value Percentage Change”).

(b) The level of the Index at the beginning of the fourth full calendar quarter preceding the date of determination (the “Beginning Index”) shall be subtracted from the level of the Index at the end of the calendar quarter immediately preceding the date of determination. Adjustments for each distributions, if any, paid on the stocks included in the Index shall be made in the same manner as provided in subparagraph (a) for adjusting net asset value of the Fund. The difference shall be divided by the Beginning Index and the quotient shall be expressed as a percentage (hereinafter called the “Index Percentage Change”).

(c) The Index Percentage Change shall then be subtracted from the Net Asset Value Percentage Change, and the difference is hereinafter called the “Performance Differential.” It is understood that at any time the Net Asset Value Percentage Change, the Index Percentage Change and the Performance Differential, or any of them, could be a negative figure. To the extent that the Performance Differential, whether positive or negative, exceeds nine and nine-tenths (9.9) percentage points, there shall be payable, a bonus or penalty, depending on whether the performance was positive or negative, equal to the product of (x) the average daily net asset of the Fund for the four calendar quarters that are utilized in the determination times (y) 25% of the annual bonus/penalty rate computed in accordance with the following table:

Performance Differential (between the Fund and the S&P 500)	Performance Bonus or Penalty (Annual Percentage Rate Applied to Average Daily Net Assets)
10 to 14.9 percentage points	0.30%
15 to 19.9 percentage points	0.45%
20 to 24.9 percentage points	0.60%
25 to 29.9 percentage points	0.75%
30 to 34.9 percentage points	0.90%
35 to 39.9 percentage points	1.05%
40 to 44.9 percentage points	1.20%
45 to 49.9 percentage points	1.35%
50 to 54.9 percentage points	1.50%
55 to 59.9 percentage points	1.65%
60 to 64.9 percentage points	1.80%
65 to 69.9 percentage points	1.95%
70 to 74.9 percentage points	2.10%
75 to 79.9 percentage points	2.25%
80 to 84.9 percentage points	2.40%
85 to 89.9 percentage points	2.55%
90 to 94.9 percentage points	2.70%
95 to 99.9 percentage points	2.85%
100 percentage points or more	3.00%

(d) The bonus or penalty payable in respect of any calendar quarter shall not exceed 0.75% of the average daily net asset value of the Fund for the four calendar quarters that are utilized in the determination of the bonus or penalty.

Hypothetical Example of Quarterly Performance Fee Calculation

1) Calculation of Net Asset Value Percentage Change:

Hypothetical Assumptions:

Beginning NAV as of March 31, 2006 = $10.00

NAV as of March 31, 2007 = $11.00

Dividends/Distributions over the preceding four quarters = $1.00 per share

TOTAL CHANGE = $2.00 divided by $10.00 (Beginning NAV)

Net Asset Value Percentage Change = 20% increase

2) Calculation of Index Percentage Change:

Hypothetical Assumptions:

Beginning Index Return as of  March 31, 2006 = 10.00%

Ending Index Return as of March 31, 2007 = 9.00%

Index Percentage Change = 10% decrease

3) Calculation of Performance Differential:

Net Asset Value Percentage Change: +20%

LESS

Index Percentage Change:

 - 10%

Performance Differential:

   30%

Performance Bonus:

0.90%

4) Quarterly Performance Bonus rate =   0.225%

(1/4th ofAnnual Performance Bonus rate of 0.90%)

In the event that the Adviser underperforms the benchmark to the extent where a penalty will apply that exceeds the management fee for the quarter, the Adviser will reimburse the Fund out of the Adviser’s holdings in the Fund pursuant to a Guarantee and Pledge Agreement between the Adviser and the Fund.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s semi-annual shareholder report.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholders meetings.

The Adviser has entered into an Expense Limitation Agreement with the Fund whereby the Adviser reimburses the Fund to the extent that the Fund’s aggregate annual expenses (including the advisory fee but excluding bonus or penalty payments, interest, taxes, brokerage commissions and expenses related to litigation or indemnification of officers and directors and, as interpreted by the Fund’s Board of Directors, open-ending expenses) exceeds 3.50% of the Fund’s average daily net assets up to $20,000,000 plus 1.50% of average daily net assets in excess of $20,000,000, subject to certain exceptions. The Expense Limitation Agreement cannot be terminated without the approval of the Fund and the Adviser.

Portfolio Manager

Barry Ziskin is primarily responsible for the day-to-day management of the Fund. Mr. Ziskin is the sole Director of the Adviser. Mr. Ziskin’s principal occupation is President of the Adviser (1983 – present) and Ziskin Asset Management, Inc. (1975 – present). At December 31, 2006, Barry Ziskin, an officer and director of the Fund, and sole shareholder of the Adviser and its affiliate, Ziskin Asset Management, Inc., owned 553,924 shares of the Fund's capital stock, which represented 29.98% of the total Fund shares.  The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at net asset value (“NAV”).  The NAV of the Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/# of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. The Fund will use fair value pricing where: i. a security is illiquid (Rule 144A Restricted Securities, repurchase agreements or time deposits maturing in more than 7 days, or municipal lease securities);  ii. the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; iii. the security is so thinly traded that there have been no transactions in the stock over an extended period; or iv. the validity of a market quotation received is questionable.  In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as: i. when trading of a security on an exchange is suspended; or ii. when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

 Market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.

HOW TO PURCHASE SHARES

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Z-Seven Fund, Inc. c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $1,000 for all account types. The minimum subsequent investment is $50.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions that include the name(s) on the account and the account number, to the above address.

Make all checks payable to “Z-Seven Fund, Inc.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Your Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Standard Time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

  the name of the Fund

  the dollar amount of shares to be purchased

  a completed purchase application that corresponds to they type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

  check payable to “Z-Seven Fund, Inc.”

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call the Fund at 1-877-600-9797 to notify the Fund that a wire transfer is coming.  You may use the following instructions:

First National Bank of Omaha

ABA No. 104000016

Credit: Z-Seven Fund, Inc., DDA No. 110239266

FBO: Shareholder Name, Name of Fund, Shareholder Account Number.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-600-9797

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-600-9797 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Z-Seven Fund, Inc.

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-600-9797.

The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $1,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $50 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-600-9797.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  Redemption proceeds generally will be sent to you within seven days.  If you purchase shares using a check and soon after request a redemption, mailing of your proceeds may be delayed until the check clears (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $20,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than twelve months, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  See “Low Balances” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for twelve months or more are not subject to the 2% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $20,000; or

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to the appropriate account minimum, your account could be closed or charged a small account maintenance fee.  This will not apply to any account balances that drop below the minimum due to a decline in NAV.  The Fund may, within 60 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gain annually.  The distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

MARKET TIMING

Frequent trading into and out of the Fund can harm all fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•

assessing a redemption fee for short-term trading.

By using these methods, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to  reject or limit the amount, number, frequency or method for requesting future purchases into the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Distribution and Shareholder Services Plan

The Board of Directors has adopted, on behalf of the Fund, a Rule 12b-1 Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended) under which the Fund will be permitted to pay up to 0.25% of its average daily net assets accrued daily and paid monthly. The Plan allows the Fund to pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund’s shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in the sales of shares, telephone expenses, meeting and space rental expenses, underwriter’s spreads, interest charges on funds used to finance activities under the Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance over the past five years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the shares of the fund (assuming reinvestment of all dividends and distributions). This information for the fiscal years ended December 31st has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.  The Fund was a closed-end investment company for all periods reported below and the fees and expenses of the closed-end investment company differ from the current Fund which open-ended as of the date of this prospectus.  The following represents selected data for a share outstanding throughout the periods.

For the years ended December 31,	2006	2005	2004	2003	2002
Net asset value, beginning of year	$5.85	$5.57	$4.96	$4.12	$4.27
Net investment income (loss)	0.05	0.05	(0.08)	(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments
and currency transactions before income taxes	0.57	0.22	0.69	0.94	(0.05)
Total increase (decrease) from investment operations	0.62	0.27	0.61	0.84	(0.16)
Distributions to shareholders from net investment income	(0.05)	(0.06)	0.00	0.00	0.00
Distributions to shareholders from net capital gains	0.00	0.00	0.00	0.00	0.00
Impact of treasury stock repurchases	0.00	0.07	0.00	0.00	0.01
Net increase (decrease) in net asset value	0.57	0.28	0.61	0.84	(0.15)
Net asset value, end of year	$6.42	$5.85	$5.57	$4.96	$4.12

Per share market value, end of year	$ 5.98	$ 5.45	$ 4.35	$ 4.76	$ 3.26
Total investment return (a)	10.5%	26.5%	(8.6%)	46%	(22.2%)
Ratio of expenses before performance bonus/penalty to
average net assets (b)	3.0%	3.4%	3.8%	3.8%	3.9%
Ratio of expenses to average net assets (b)	3.0%	3.4%	3.8%	4.0%	4.2%
Ratio of net investment income (loss) to average
net assets	0.8%	0.9%	(1.6%)	(2.2%)	(2.5%)
Portfolio turnover rate	0.0%	0.0%	0.0%	5.84%	38.8%
Number of shares outstanding, end of year (in 000’s)	1,848	1,848	1,873	1,873	1,873
Net assets, end of year (in 000’s)	11,863	10,805	10,430	9,289	7,708

(a)

As required for closed-end funds, total return information is based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.   Beginning in 2007, total return information will be based on net asset value per share, as required for open-end funds.

(b)

Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 2002 through December 31, 2006.   In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44%, respectively.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Z-SEVEN FUND, INC.

Adviser	TOP Fund Management, Inc. 1819 S. Dobson road, Suite 207 Mesa, Arizona 85202	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Distributor	Aquarius Fund Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137	Custodian	Investors Bank & Trust New York, NY
Legal Counsel	Blank Rome LLP The Chrysler Building 405 Lexington Avenue New York, NY 10174

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated August 1, 2007 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders, wherein you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI, the Fund’s Annual or Semi-Annual Report, or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-600-9797 .  The Fund does not have a website.  You also may write to:

Z-Seven Fund, Inc.

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-03877

Z-Seven Fund, Inc.

4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-600-9797